N / E / W / S R / E / L / E / A / S / E

April 23, 2020

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2020 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported first quarter 2020 net income of $34.3 million compared to $38.8 million during the same period in 2019. Earnings per share for the period totaled $.62 per share compared to the first quarter of 2019 result of $.78 per share.

Total assets equaled $12.7 billion as of quarter-end and loans totaled $8.6 billion. The Corporation’s loan portfolio increased by $1.3 billion, or 17.9 percent, during the past twelve months. Total deposits equaled $9.9 billion as of quarter-end and increased by $1.8 billion, or 22.6 percent over the same period in 2019. Of the increases, our acquisition of Monroe Bank & Trust (“MBT”), which closed on September 1, 2019, accounted for $733 million of loan growth and $1.1 billion of deposit growth. The resulting loan-to-deposit ratio of 87.2 percent and loan-to-asset ratio of 67.8 percent provides for fortress balance sheet levels of liquidity.

The Corporation’s provision for loan losses totaled $19.8 million and net charge-offs for the quarter totaled just $582,000. The allowance for loan losses totaled $99.5 million as of March 31, 2020, up from $80.9 million as of March 31, 2019. The increase of $18.6 million, or 22.9 percent, primarily reflects our view of increased credit risk related to the COVID-19 pandemic. Non-accrual loans totaled just $15.6 million as of quarter-end and the allowance plus fair value marks on acquired loans totals 1.54 percent of total loans. As of March 31, 2020, the Corporation’s total risk-based capital ratio equaled 13.80 percent, the common equity tier 1 capital ratio equaled 11.58 percent, and the tangible common equity ratio totaled 9.91 percent, providing fortress balance sheet levels of capital.

Michael C. Rechin, President and Chief Executive Officer, stated, “It’s humbling to lead an organization that has such a positive impact on our communities. The resiliency of our employees and our customers is a testament to the strength of the human spirit. The transformation of our business to remote work, drive-up consumer business and serving our customers through the processing of loan modifications and Paycheck Protection Program loans in the thousands is spectacular.” Rechin also added, “Our profitability levels were negatively impacted by margin compression and provision for loan losses; however, the strength of our fee income businesses provided a positive contribution to earnings. We believe our pre-tax, pre-provision earnings remain best-in-class.”

Net-interest income totaled $93.9 million for the quarter, an increase of $9 million, or 10.6 percent compared to the first quarter of 2019. Net-interest margin on a tax equivalent basis, totaling 3.46 percent, declined by 38 basis points compared to the first quarter of 2019. Yields on earning assets declined by 51 basis points and totaled 4.38 percent. The cost of supporting liabilities decreased by 13 basis points and totaled .92 percent. Fair value accretion had a favorable impact on net interest margin of 12 basis points in the first quarter of 2020, compared to 9 basis points in the first quarter of 2019.

Non-interest income totaled $29.8 million for the quarter, an $11.1 million increase from the first quarter of 2019. Gains on the sale of securities increased by $3.5 million as we took advantage of rebalancing opportunities within the investment portfolio. Additionally, gains from the sale of loans increased by $2.1 million driven by lower mortgage loan interest rates. Derivative hedge fees increased by $1.2 million as borrowers chose to lock in long-term interest rates. In addition to the highlighted items above, most line items increased due to the MBT acquisition in September 2019. Non-interest expense totaled $66.2 million in the first quarter of 2020, compared to $56.6 million in the same period of 2019. Of the $9.6 million increase, nearly all can be attributed to the acquisition of MBT in September 2019.

The effective tax rate was 9.2 percent in the first quarter of 2020, compared to 15.2 percent in the first quarter of 2019. $1.2 million of the decline is attributable to the CARES Act providing the opportunity to carryback net operating losses to pre-tax reform income tax rates.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 23, 2020.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's first quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until May 23, 2020. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529, Canada participants should dial 855-669-9658, or for International participants, dial +1 412-317-0088. The replay access code is 10139922.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme200423.html during the time of the call. A replay of the web cast will be available until April 30, 2021.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2020	2019
ASSETS
Cash and cash equivalents	$127,731	$115,878
Interest-bearing time deposits	132,944	70,672
Investment securities	2,697,954	1,862,659
Loans held for sale	5,039	3,330
Loans	8,606,849	7,299,320
Less: Allowance for loan losses	(99,454)	(80,902)
Net loans	8,507,395	7,218,418
Premises and equipment	114,045	91,863
Federal Home Loan Bank stock	28,736	24,588
Interest receivable	47,489	40,931
Goodwill and other intangibles	577,366	468,256
Cash surrender value of life insurance	289,574	225,928
Other real estate owned	7,972	1,877
Tax asset, deferred and receivable	9,497	16,094
Other assets	147,776	70,431
TOTAL ASSETS	$12,693,518	$10,210,925
LIABILITIES
Deposits:
Noninterest-bearing	$1,688,205	$1,381,183
Interest-bearing	8,182,279	6,666,615
Total Deposits	9,870,484	8,047,798
Borrowings:
Federal funds purchased	47,000	20,000
Securities sold under repurchase agreements	183,317	111,783
Federal Home Loan Bank advances	480,995	345,013
Subordinated debentures and term loans	128,741	138,519
Total Borrowings	840,053	615,315
Interest payable	7,746	7,313
Other liabilities	197,275	84,651
Total Liabilities	10,915,558	8,755,077
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 53,754,137 and 49,428,468 shares	6,719	6,179
Additional paid-in capital	1,000,942	839,919
Retained earnings	716,518	611,220
Accumulated other comprehensive income (loss)	53,656	(1,595)
Total Stockholders' Equity	1,777,960	1,455,848
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,693,518	$10,210,925

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2020	2019
INTEREST INCOME
Loans receivable:
Taxable	$96,652	$90,481
Tax-exempt	5,315	4,153
Investment securities:
Taxable	7,631	6,095
Tax-exempt	9,335	6,871
Deposits with financial institutions	575	875
Federal Home Loan Bank stock	299	338
Total Interest Income	119,807	108,813
INTEREST EXPENSE
Deposits	21,748	19,594
Federal funds purchased	111	93
Securities sold under repurchase agreements	352	330
Federal Home Loan Bank advances	1,774	1,814
Subordinated debentures and term loans	1,945	2,116
Total Interest Expense	25,930	23,947
NET INTEREST INCOME	93,877	84,866
Provision for loan losses	19,752	1,200
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	74,125	83,666
OTHER INCOME
Service charges on deposit accounts	5,970	5,095
Fiduciary and wealth management fees	5,985	3,818
Card payment fees	5,907	4,826
Net gains and fees on sales of loans	3,363	1,295
Derivative hedge fees	1,939	781
Other customer fees	398	439
Earnings on cash surrender value of life insurance	1,360	989
Net realized gains on sales of available for sale securities	4,612	1,140
Other income	265	330
Total Other Income	29,799	18,713
OTHER EXPENSES
Salaries and employee benefits	39,243	33,028
Net occupancy	5,801	5,027
Equipment	4,344	3,642
Marketing	1,443	1,074
Outside data processing fees	4,199	3,684
Printing and office supplies	387	315
Intangible asset amortization	1,514	1,528
FDIC assessments	1,523	707
Other real estate owned and foreclosure expenses	505	1,165
Professional and other outside services	2,258	1,884
Other expenses	4,954	4,567
Total Other Expenses	66,171	56,621
INCOME BEFORE INCOME TAX	37,753	45,758
Income tax expense	3,490	6,941
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$34,263	$38,817
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.63	$0.79
Diluted Net Income Available to Common Stockholders	$0.62	$0.78
Cash Dividends Paid	$0.26	$0.22
Average Diluted Shares Outstanding (in thousands)	54,918	49,541

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2020	2019
NET CHARGE-OFFS	$582	$850

AVERAGE BALANCES:
Total Assets	$12,573,238	$10,080,142
Total Loans	8,526,571	7,230,119
Total Earning Assets	11,292,430	9,132,129
Total Deposits	9,886,273	7,936,656
Total Stockholders' Equity	1,816,418	1,429,739

FINANCIAL RATIOS:
Return on Average Assets	1.09%	1.54%
Return on Average Stockholders' Equity	7.55	10.86
Return on Average Common Stockholders' Equity	7.55	10.86
Average Earning Assets to Average Assets	89.81	90.60
Allowance for Loan Losses as % of Total Loans	1.15	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.03	0.05
Average Stockholders' Equity to Average Assets	14.45	14.18
Tax Equivalent Yield on Average Earning Assets	4.38	4.89
Interest Expense/Average Earning Assets	0.92	1.05
Net Interest Margin (FTE) on Average Earning Assets	3.46	3.84
Efficiency Ratio	52.17	51.18
Tangible Common Book Value Per Share	$22.46	$20.07

NON-PERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Non-Accrual Loans	$15,649	$15,949	$22,728	$25,635	$27,949
Renegotiated Loans	665	841	576	640	709
Non-Performing Loans (NPL)	16,314	16,790	23,304	26,275	28,658
Other Real Estate Owned and Repossessions	8,017	7,527	7,156	1,131	1,877
Non-Performing Assets (NPA)	24,331	24,317	30,460	27,406	30,535
90+ Days Delinquent	312	69	82	209	134
NPAs & 90 Day Delinquent	$24,643	$24,386	$30,542	$27,615	$30,669

Allowance for Loan Losses	$99,454	$80,284	$80,571	$81,274	$80,902
Quarterly Net Charge-offs	582	787	1,303	128	850
NPAs / Actual Assets %	0.19%	0.20%	0.25%	0.26%	0.30%
NPAs & 90 Day / Actual Assets %	0.19%	0.20%	0.25%	0.26%	0.30%
NPAs / Actual Loans and OREO %	0.28%	0.29%	0.37%	0.36%	0.42%
Allowance for Loan Losses / Actual Loans (%)	1.15%	0.95%	0.97%	1.08%	1.11%
Net Charge-offs as % of Average Loans (Annualized)	0.03%	0.04%	0.07%	0.01%	0.05%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
ASSETS
Cash and cash equivalents	$127,731	$177,201	$202,383	$128,185	$115,878
Interest-bearing time deposits	132,944	118,263	230,101	129,614	70,672
Investment securities	2,697,954	2,596,063	2,489,420	2,092,924	1,862,659
Loans held for sale	5,039	9,037	7,910	5,854	3,330
Loans	8,606,849	8,459,310	8,299,260	7,511,370	7,299,320
Less: Allowance for loan losses	(99,454)	(80,284)	(80,571)	(81,274)	(80,902)
Net loans	8,507,395	8,379,026	8,218,689	7,430,096	7,218,418
Premises and equipment	114,045	113,055	113,446	91,767	91,863
Federal Home Loan Bank stock	28,736	28,736	28,736	24,588	24,588
Interest receivable	47,489	48,901	45,923	45,150	40,931
Goodwill and other intangibles	577,366	578,880	579,751	466,736	468,256
Cash surrender value of life insurance	289,574	288,206	286,747	226,241	225,928
Other real estate owned	7,972	7,527	7,156	1,131	1,877
Tax asset, deferred and receivable	9,497	12,165	15,187	12,340	16,094
Other assets	147,776	100,194	99,612	83,231	70,431
TOTAL ASSETS	$12,693,518	$12,457,254	$12,325,061	$10,737,857	$10,210,925
LIABILITIES
Deposits:
Noninterest-bearing	$1,688,205	$1,736,396	$1,777,365	$1,353,165	$1,381,183
Interest-bearing	8,182,279	8,103,560	7,988,086	6,966,163	6,666,615
Total Deposits	9,870,484	9,839,956	9,765,451	8,319,328	8,047,798
Borrowings:
Federal funds purchased	47,000	55,000	—	75,000	20,000
Securities sold under repurchase agreements	183,317	187,946	191,603	119,674	111,783
Federal Home Loan Bank advances	480,995	351,072	354,609	460,042	345,013
Subordinated debentures and term loans	128,741	138,685	138,630	138,574	138,519
Total Borrowings	840,053	732,703	684,842	793,290	615,315
Interest payable	7,746	6,754	7,855	6,740	7,313
Other liabilities	197,275	91,404	117,901	116,863	84,651
Total Liabilities	10,915,558	10,670,817	10,576,049	9,236,221	8,755,077
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	6,719	6,921	6,918	6,182	6,179
Additional paid-in capital	1,000,942	1,054,997	1,053,148	841,365	839,919
Retained earnings	716,518	696,520	663,173	639,362	611,220
Accumulated other comprehensive income (loss)	53,656	27,874	25,648	14,602	(1,595)
Total Stockholders' Equity	1,777,960	1,786,437	1,749,012	1,501,636	1,455,848
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,693,518	$12,457,254	$12,325,061	$10,737,857	$10,210,925

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
INTEREST INCOME
Loans receivable:
Taxable	$96,652	$102,617	$96,850	$92,824	$90,481
Tax-exempt	5,315	4,671	4,500	4,244	4,153
Investment securities:
Taxable	7,631	7,993	6,729	6,998	6,095
Tax-exempt	9,335	8,995	8,335	7,454	6,871
Deposits with financial institutions	575	1,203	1,363	784	875
Federal Home Loan Bank stock	299	342	355	335	338
Total Interest Income	119,807	125,821	118,132	112,639	108,813
INTEREST EXPENSE
Deposits	21,748	24,074	24,830	23,087	19,594
Federal funds purchased	111	26	15	117	93
Securities sold under repurchase agreements	352	367	385	342	330
Federal Home Loan Bank advances	1,774	1,776	1,894	1,692	1,814
Subordinated debentures and term loans	1,945	1,994	2,076	2,123	2,116
Total Interest Expense	25,930	28,237	29,200	27,361	23,947
NET INTEREST INCOME	93,877	97,584	88,932	85,278	84,866
Provision for loan losses	19,752	500	600	500	1,200
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	74,125	97,084	88,332	84,778	83,666
OTHER INCOME
Service charges on deposit accounts	5,970	6,312	6,107	5,437	5,095
Fiduciary and wealth management fees	5,985	5,384	4,429	3,931	3,818
Card payment fees	5,907	5,430	5,158	4,829	4,826
Net gains and fees on sales of loans	3,363	2,633	2,227	1,736	1,295
Derivative hedge fees	1,939	1,405	1,684	1,487	781
Other customer fees	398	434	450	341	439
Earnings on cash surrender value of life insurance	1,360	1,458	1,144	946	989
Net realized gains on sales of available for sale securities	4,612	1,039	393	1,843	1,140
Other income	265	150	524	1,064	330
Total Other Income	29,799	24,245	22,116	21,614	18,713
OTHER EXPENSES
Salaries and employee benefits	39,243	39,358	38,942	32,709	33,028
Net occupancy	5,801	5,311	4,777	4,469	5,027
Equipment	4,344	4,429	4,030	4,117	3,642
Marketing	1,443	1,492	1,332	2,752	1,074
Outside data processing fees	4,199	4,428	4,435	3,929	3,684
Printing and office supplies	387	484	312	334	315
Intangible asset amortization	1,514	1,590	1,356	1,520	1,528
FDIC assessments	1,523	—	(668)	678	707
Other real estate owned and foreclosure expenses	505	66	294	903	1,165
Professional and other outside services	2,258	2,899	8,251	2,376	1,884
Other expenses	4,954	5,144	4,293	3,800	4,567
Total Other Expenses	66,171	65,201	67,354	57,587	56,621
INCOME BEFORE INCOME TAX	37,753	56,128	43,094	48,805	45,758
Income tax expense	3,490	8,298	6,337	7,749	6,941
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$34,263	$47,830	$36,757	$41,056	$38,817

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.63	$0.87	$0.71	$0.83	$0.79
Diluted Net Income Available to Common Stockholders	$0.62	$0.87	$0.71	$0.83	$0.78
Cash Dividends Paid	$0.26	$0.26	$0.26	$0.26	$0.22
Average Diluted Shares Outstanding (in thousands)	54,918	55,520	51,570	49,550	49,541
FINANCIAL RATIOS:
Return on Average Assets	1.09%	1.53%	1.30%	1.56%	1.54%
Return on Average Stockholders' Equity	7.55	10.82	9.21	11.10	10.86
Return on Average Common Stockholders' Equity	7.55	10.82	9.21	11.10	10.86
Average Earning Assets to Average Assets	89.81	89.71	90.37	90.66	90.60
Allowance for Loan Losses as % of Total Loans	1.15	0.95	0.97	1.08	1.11
Net Charge-offs as % of Average Loans (Annualized)	0.03	0.04	0.07	0.01	0.05
Average Stockholders' Equity to Average Assets	14.45	14.17	14.16	14.09	14.18
Tax Equivalent Yield on Average Earning Assets	4.38	4.63	4.77	4.86	4.89
Interest Expense/Average Earning Assets	0.92	1.01	1.15	1.15	1.05
Net Interest Margin (FTE) on Average Earning Assets	3.46	3.62	3.62	3.71	3.84
Efficiency Ratio	52.17	51.07	57.60	51.00	51.18
Tangible Common Book Value Per Share	$22.46	$21.94	$21.26	$21.01	$20.07

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Commercial and industrial loans	$2,199,226	$2,109,879	$2,034,311	$1,877,042	$1,788,628
Agricultural production financing and other loans to farmers	87,421	93,861	90,462	83,452	80,357
Real estate loans:
Construction	643,674	787,568	670,138	624,548	542,501
Commercial and farmland	3,268,168	3,052,698	3,144,649	2,821,689	2,838,798
Residential	1,121,556	1,143,217	1,155,403	993,802	976,668
Home equity	570,398	588,984	601,335	548,006	536,208
Individuals' loans for household and other personal expenditures	129,765	135,989	131,246	98,384	108,216
Public finance and other commercial loans	586,641	547,114	471,716	464,447	427,944
Loans	8,606,849	8,459,310	8,299,260	7,511,370	7,299,320
Allowance for loan losses	(99,454)	(80,284)	(80,571)	(81,274)	(80,902)
NET LOANS	$8,507,395	$8,379,026	$8,218,689	$7,430,096	$7,218,418

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2020	2019	2019	2019	2019
Demand deposits	$5,293,200	$5,250,568	$5,183,971	$4,309,473	$4,101,156
Savings deposits	2,962,821	2,896,177	2,808,745	2,358,720	2,338,266
Certificates and other time deposits of $100,000 or more	694,062	736,843	731,693	720,536	670,199
Other certificates and time deposits	717,723	741,759	811,780	729,392	704,527
Brokered deposits	202,678	214,609	229,262	201,207	233,650
TOTAL DEPOSITS	$9,870,484	$9,839,956	$9,765,451	$8,319,328	$8,047,798

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	March 31, 2020			March 31, 2019
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$159,859	$575	1.44%	$145,935	$875	2.40%
Federal Home Loan Bank stock	28,737	299	4.16	24,588	338	5.50
Investment Securities: (1)
Taxable	1,368,546	7,631	2.23	902,402	6,095	2.70
Tax-Exempt (2)	1,208,717	11,816	3.91	829,085	8,697	4.20
Total Investment Securities	2,577,263	19,447	3.02	1,731,487	14,792	3.42
Loans held for sale	17,217	193	4.48	9,703	112	4.62
Loans: (3)
Commercial	6,235,336	76,952	4.94	5,309,998	72,758	5.48
Real Estate Mortgage	870,654	10,402	4.78	743,736	8,321	4.48
Installment	759,614	9,105	4.79	665,050	9,290	5.59
Tax-Exempt (2)	643,750	6,728	4.18	501,632	5,257	4.19
Total Loans	8,526,571	103,380	4.85	7,230,119	95,738	5.30
Total Earning Assets	11,292,430	123,701	4.38%	9,132,129	111,743	4.89%
Net unrealized gain (loss) on securities available for sale	48,656			(5,015)
Allowance for loan losses	(81,160)			(80,907)
Cash and cash equivalents	159,757			117,224
Premises and equipment	113,812			93,236
Other assets	1,039,743			823,475
Total Assets	$12,573,238			$10,080,142
Liabilities:
Interest-bearing deposits:
Interest-bearing deposits	$3,589,240	$8,276	0.92%	$2,689,797	$7,019	1.04%
Money market deposits	1,535,844	3,783	0.99	1,139,062	2,782	0.98
Savings deposits	1,425,054	1,827	0.51	1,150,725	2,267	0.79
Certificates and other time deposits	1,666,642	7,862	1.89	1,565,578	7,526	1.92
Total Interest-bearing Deposits	8,216,780	21,748	1.06	6,545,162	19,594	1.20
Borrowings	748,185	4,182	2.24	635,058	4,353	2.74
Total Interest-bearing Liabilities	8,964,965	25,930	1.16	7,180,220	23,947	1.33
Noninterest-bearing deposits	1,669,493			1,391,494
Other liabilities	122,362			78,689
Total Liabilities	10,756,820			8,650,403
Stockholders' Equity	1,816,418			1,429,739
Total Liabilities and Stockholders' Equity	$12,573,238	25,930		$10,080,142	23,947
Net Interest Income (FTE)		$97,771			$87,796
Net Interest Spread (FTE) (4)			3.22%			3.56%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			4.38%			4.89%
Interest Expense / Average Earning Assets			0.92%			1.05%
Net Interest Margin (FTE) (5)			3.46%			3.84%

(1)  Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2020 and 2019. These totals equal $3,894 and $2,930 for the three months ended March 31, 2020 and 2019, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.